SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


                   Date of Report:  March 25, 1994


                     READING & BATES CORPORATION
        (Exact name of registrant as specified in its charter)

         Delaware                 1-5587                73-0642271
      (State or other           (Commission           (I.R.S.Employer
      jurisdiction of           File Number)        Identification No.)
       incorporation)

           901 Threadneedle, Suite 200, Houston, TX   77079
        (Address of principal executive offices)   (Zip Code)


    Registrant's telephone number, including area code  (713) 496-5000


          Item 7. Financial Statements and Exhibits

                 (c)  Exhibits

                    Exhibit 99   -   Press Release dated March 22,
                                     1994  -  Invitation  from  BP
                                     Exploration to tender for the
                                     development  of the  Foinaven
                                     discovery  in  the   Atlantic
                                     Ocean    utilizing   floating
                                     production technology.


                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                              READING & BATES CORPORATION

                                              By /s/T. W. Nagle
                                                 T. W. Nagle
                                                 Vice  President &  Chief
                                                 Financial Officer

          Dated:  March 25, 1994